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                                                                    Exhibit 4(k)

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF MINNESOTA

        NUMBER                                                        SHARES
       SPECIMEN                                                      SPECIMEN

                               H.B. FULLER COMPANY
                Series _ Convertible [Cumulative] Preferred Stock
                            $.01 Par Value Per Share

       This Certifies that   SPECIMEN                           is the owner and
                            -----------------------------------
      registered holder of  SPECIMEN                                   Shares of
                           -------------------------------------------

     Series _ Convertible [Cumulative] Preferred Stock, $.01 par value per share, of H.B. Fuller Company, subject to the terms and conditions printed on the back of this certificate and made a part hereof transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation this _________ day of ________________, 20_______.

     COUNTERSIGNED AND REGISTERED:                        President
      [__________________________]


     TRANSFER AGENT AND REGISTRAR
                                                          Secretary

     BY

                                      SEAL

     AUTHORIZED SIGNATURE


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                               H.B. FULLER COMPANY

          The corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series.

                             ______________________
          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common                                       UNIF GIFT MIN ACT -              Custodian
                                                                                             ---------------------------------------
                                                                                               (Cust)                   (Minor)
     TEN ENT  -as tenants by the entireties                                                    Under Uniform Gifts to Minors Act

     JT TEN   -as joint tenants with right
               of survivorship and not as                                               ____________________________________________
               tenants in common                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

          For value received, _____________________________________________
hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________________________________________
                          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _________________________________________________________________       _____________________________________________________
                                                                               NOTICE: The signature to this assignment must
                                                                               correspond with the name as written upon the face of
                                                                               this Certificate in every particular, without
                                                                               alteration or enlargement or any change whatever.
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